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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: November 10, 2003
                        (Date of earliest event reported)


                         MEDICAL ACTION INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)




Delaware                            0-13251                           11-2421849
(State or other             (Commission File Number)               (IRS Employer
jurisdiction of                                                   Identification
 incorporation                                                           Number)


800 Prime Place, Hauppauge, New York                                       11788
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including
area code                                                         (631) 231-4600







          (Former name or former address, if changed since last report)


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    Exhibits.

                  (20)    Press Release Dated November 10, 2003.


Item 12.   Results of Operations and Financial Condition.

           On November 10, 2003, Registrant issued a press release disclosing information regarding the Registrant's Results of Operations for the three and six months ended September 30, 2003.



                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             MEDICAL ACTION INDUSTRIES INC.



                             By:   /s/ Richard G. Satin
                                --------------------------
                                Richard G. Satin,
                                Vice President of Operations and General Counsel (Principal Accounting Officer)


Dated:  November 10, 2003




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